                                  EXHIBIT 10.44

                            AMENDMENT AGREEMENT NO. 3

                          dated as of January 31, 2001

                                 to that certain

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


        This AMENDMENT AGREEMENT NO. 3 (this "Amendment"), dated as of January 31, 2001, is by and among (a) TransTechnology Corporation ("TransTechnology"), TransTechnology Seeger-Orbis GmbH ("GmbH") and TransTechnology (GB) Limited ("Limited", together with TransTechnology and GmbH, the "Borrowers"), (b) Fleet National Bank ("FNB") and the other lending institutions listed on Schedule 1 to the Credit Agreement (collectively, the "Lenders"), (c) FNB, acting through its London Branch, as Sterling Fronting Bank (the "Sterling Fronting Bank"), (d) BHF-BANK Aktiengesellschaft, as DM Fronting Bank (the "DM Fronting Bank"; together with the Sterling Fronting Bank, the "Fronting Banks"), (e) FNB, as issuing bank for Letters of Credit (in such capacity, the "Issuing Bank"), (f) ABN AMRO Bank N.V., as Syndication Agent, (g) Bank One, NA, as Documentation Agent, and (h) FNB as Administrative Agent for the Lenders, the Fronting Banks and the Issuing Bank (in such capacity, the "Administrative Agent"). Capitalized terms used herein unless otherwise defined shall have the respective meanings set forth in that certain Second Amended and Restated Credit Agreement dated as of June 30, 1995, and amended and restated as of July 24, 1998, as further amended and restated as of August 31, 1999, as amended by that certain Consent and Amendment Agreement No. 1 dated as of August 21, 2000 and as further amended by that certain Amendment Agreement No. 2 ("Amendment No. 2") dated as of December 29, 2000 (as so amended and restated, the "Credit Agreement"), to which the Borrowers, the Lenders and the Administrative Agent are parties.

        WHEREAS, pursuant to the terms of Amendment No. 2, the Lenders and the Administrative Agent agreed to forbear from (a) exercising their rights and remedies under the Credit Agreement and the other Loan Documents to collect the indebtedness of the Borrowers to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents and (b) ceasing to make Revolving Credit Loans or International Facility Loans or to issue, extend or renew Letters of Credit;

        WHEREAS, in accordance with Section 2.3 of the Credit Agreement, the Borrowers have requested that the Total Revolving Credit Commitment be reduced to $175,000,000;

        WHEREAS, pursuant to the terms of Amendment No. 2, the forbearance period will end on January 31, 2001;

        WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent extend such forbearance period; and

        WHEREAS, the Lenders and the Administrative Agent are willing to extend such forbearance period, but only on the terms and subject to the conditions set forth herein;

        NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto hereby agree as follows:

        SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended with effect from the Effective Date (as defined in Section 11 below) as follows:

        (a) In accordance with the Borrowers' notice given under Section 2.3 of the Credit Agreement to reduce the Total Revolving Credit Commitment to $175,000,000, Section 1 of the Credit Agreement is hereby amended by deleting the definition of "Total Revolving Credit Commitment" and substituting in lieu thereof the following new definition:

                "Total Revolving Credit Commitment. The sum of the Revolving Credit Commitments of the Lenders, as in effect from time to time, being $200,000,000 on the Closing Date and being reduced to $175,000,000 as of January 31, 2001, whereupon the Revolving Credit Commitments of the Lenders shall be reduced pro rata on such date in accordance with their respective Commitment Percentages."

        (b) Section 9.4 of the Credit Agreement is hereby amended by deleting the word "and" from the end of Section 9.4(e), by deleting the period in Section 9.4(f) and substituting in lieu thereof "; and", and by inserting after Section 9.4(f) the following new Section 9.4(g):

                "(g) as soon as practicable, but in any event not later than Wednesday of each week, (i) a weekly cash flow report for the previous week with a comparison to the amount previously projected for such week and (ii) a rolling cash forecast for the next thirteen (13) week period, all such information in form and with such detail as is reasonably satisfactory to the Lenders."

        SECTION 2. RATIFICATION OF EXISTING AGREEMENTS. The Borrowers and the Guarantors agree that the Obligations of the Borrowers and the Guarantors to the Administrative Agent and the Lenders as evidenced by or otherwise arising under the Credit Agreement, the Notes and the other Loan Documents, are, by the Borrowers' and Guarantors' execution of this Amendment, ratified and confirmed in all respects. In addition, by the execution of this Amendment, the Borrowers and Guarantors represent and warrant that no counterclaim, right of set-off or defense of any kind exists or is outstanding with respect to such Obligations.

        SECTION 3. FORBEARANCE AGREEMENT. Subject to the terms and conditions set forth herein, each of the Administrative Agent and the Lenders agrees to forbear from (a) exercising their rights and remedies under the Credit Agreement and the other Loan Documents to collect the indebtedness of the Borrowers to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents and (b) ceasing to make Revolving Credit Loans or International Facility Loans or to issue, extend or renew Letters of Credit until that date (the "Forbearance Termination Date") which is the earliest to occur of (i) the failure after the date hereof of the Borrowers and their Subsidiaries to comply with any of the terms or conditions set forth in the Credit Agreement and/or the other Loan Documents (as modified by this Amendment), other than the failure to comply with the provisions of Sections 11.1 - 11.4 of the Credit Agreement for the period commencing on January 1, 2001 and ending on March 29, 2001 (the "Specified Defaults"), (ii) the occurrence after the date hereof of any Default or Event of Default, other than a Specified Default, (iii) the failure of the Borrowers or their Subsidiaries to comply with any term set forth in this Amendment, (iv) the date on which the Administrative Agent determines that a material adverse change in the business, assets, financial condition or prospects of the Borrowers and their Subsidiaries, taken as a whole, has occurred, (v) the date that the Borrowers, any of their Subsidiaries or any Affiliate of the Borrowers shall commence any litigation proceeding against the Administrative Agent or any Lender or any Affiliate of the Administrative Agent or any Lender in connection with or related to any of the transactions contemplated by the Credit Agreement, the other Loan Documents, this Amendment or any documents, agreements or instruments executed in connection with any of the foregoing, (vi) the date that any holder of Subordinated Debt takes any action in enforcement of its rights under such Subordinated Debt, or any "Event of Default" under and as defined in any instrument evidencing any such Subordinated Debt shall have occurred, the effect of which would be to permit the holder of such Subordinated Debt to accelerate such Indebtedness, or (vii) March 29, 2001. On and after the Forbearance Termination Date, each of the Administrative Agent and the Lenders shall be free in its sole and absolute discretion to proceed to enforce any or all of its rights under or in respect of the Credit Agreement, the other Loan Documents and applicable law, including, without limitation, (x) the right to require the immediate repayment of the Loans and the other Obligations in full, (y) the right to require deposit of cash collateral or the delivery of a letter of credit reasonably satisfactory to the Administrative Agent in an amount equal to the then Maximum Drawing Amount of all Letters of Credit in accordance with Section 5.2(c) of the Credit Agreement, and (z) the right to cease making Revolving Credit Loans or International Facility Loans, or issuing, extending or renewing Letters of Credit.

        SECTION 4. COVENANTS. Without any prejudice or impairment whatsoever to any of the rights and remedies of the Administrative Agent or any Lender contained in the Credit Agreement or in any other Loan Documents, the Borrowers covenant and agree with the Administrative Agent and each of the Lenders as follows:

          (a) Revolver Sublimit. Notwithstanding anything to the contrary stated in Section 2 of the Credit Agreement, at no time during the period beginning on the date hereof and ending on the Forbearance Termination Date shall the Administrative Agent or any of the Lenders be obligated to make or fund any Revolving Credit Loans if, after the making of such Revolving Credit Loan, the sum of (i) the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested), (ii) the Maximum Drawing Amount, (iii) all Unpaid Reimbursement Obligations, and (iv) the International Facility Amount (such aggregate amount, the "Revolving Facility Usage"), would exceed $162,000,000 (such amount, the "Revolver Sublimit"). If the Revolving Facility Usage at any time exceeds the Revolver Sublimit in effect at such time, TransTechnology shall immediately prepay an amount equal to such excess to the Administrative Agent for the account of the Lenders and the Administrative Agent, for application to the outstanding principal amount of the Revolving Credit Loans. Notwithstanding the foregoing, the Revolving Credit Commitments of the Lenders shall not be reduced or deemed to be reduced hereby and the Commitment Fees payable pursuant to Sections 2.2, 3.13 and 3.14 of the Credit Agreement shall continue to be payable with respect to the aggregate Revolving Credit Commitments, the Maximum DM Amount and the Maximum Sterling Amount, respectively.

          (b) Letters of Credit. Notwithstanding anything to the contrary stated in Section 5 of the Credit Agreement, at no time during the period beginning on the date hereof and ending on the Forbearance Termination Date shall the Issuing Bank be required to issue, extend or renew any Letter of Credit if, as a result thereof, the Revolving Facility Usage, after giving effect to such issuance, extension or renewal, would exceed the Revolver Sublimit in effect at such time.

          (c) Applicable Margin. Notwithstanding anything to the contrary stated in the definition of "Applicable Margin" in the Credit Agreement or in
Section 6.11 of the Credit Agreement, between January 1, 2001 and the Forbearance Termination Date the Applicable Margin in effect with respect to Base Rate Loans shall be 2.50%, and the Applicable Margin in effect with respect to Eurocurrency Rate Loans shall be 4.00%; provided that, for the avoidance of doubt, in the event that any Default or Event of Default occurring or arising prior to the Forbearance Termination Date is continuing on the Forbearance Termination Date, the provisions of Section 6.11 of the Credit Agreement shall apply at such time to the determination of the applicable rate of interest on the Loans outstanding at such time.

          (d) Eurocurrency Rate Loans. Notwithstanding anything to the contrary stated in the definition of "Interest Period" in the Credit Agreement or in Section 2.7, Section 3.5 or Section 4.5 of the Credit Agreement, between the Effective Date and the Forbearance Termination Date TransTechnology may elect to convert any part of the Loans to or maintain any part of the Loans as Eurocurrency Rate Loans in accordance with the applicable provisions of the Credit Agreement as in effect as of the Effective Date, so long as the Interest Periods with respect to any

Eurocurrency Rate Loans borrowed, converted or renewed after the Effective Date do not extend beyond April 5, 2001.

          (e) Distributions. Notwithstanding anything to the contrary stated in Section 10.4 of the Credit Agreement, TransTechnology shall not from the date hereof until the Forbearance Termination Date declare or pay any dividends on or in respect of, or make any other Distributions on or in respect of, any shares of the capital stock of TransTechnology.

          (f) Retention of Consultant; Financial Information. TransTechnology has engaged Carl Marks Consulting Group LLC as a consultant to work on behalf of TransTechnology and its Subsidiaries on the implementation of their strategic plans (the "Consultant"). TransTechnology shall provide to the Administrative Agent and the Lenders, with the assistance of the Consultant, financial information regarding TransTechnology and its Subsidiaries required to permit the Lenders' evaluation of, among other things, the financial covenant levels applicable to the Borrowers and their Subsidiaries, and which will include, but not be limited to, thirteen (13) week projections of weekly cash flow (including receipts, collections and disbursements) updated on a weekly basis.

          (g) Independent Valuation. The Borrowers agree that (i) the Administrative Agent and the Lenders shall have the right to retain a third party advisor to review and validate the financial information being provided to the Lenders by the Borrowers, (ii) the Administrative Agent and the Lenders shall have the right to retain a third party investment banker or appraiser to conduct a business evaluation of the assets of Borrowers and (iii) the Borrowers will cooperate with all reasonable requests of such advisors and investment banker or appraiser. The Administrative Agent and the Lenders agree that (A) they will consult with the Borrowers prior to retaining any third party advisor, investment banker or appraiser and (B) any third party advisor, investment banker or appraiser retained by them shall enter into reasonable and customary confidentiality agreements with the Borrowers.

          (h) Expenses. The Borrowers shall pay or reimburse on demand the Administrative Agent and each of the Lenders for all reasonable costs and expenses the Administrative Agent or such Lender incurs in connection with the negotiation, execution and delivery of the agreements and transactions contemplated by this Amendment or which otherwise are required to be paid under the Loan Documents, including without limitation any reasonable and customary expenses incurred pursuant to paragraph (g) of this Section 4.

          (i) Compliance with Loan Documents. The Borrowers and their Subsidiaries shall comply with all of the terms, covenants and provisions contained in the Credit Agreement and the other Loan Documents except as such terms, covenants and provisions are expressly modified by this Amendment upon the terms set forth herein.

          (j) Further Assurances. The Borrowers and their Subsidiaries shall at any time or from time to time execute and deliver such further instruments and take such further action as the Administrative Agent may reasonably request to effect the purposes of this Amendment, the Credit Agreement and the other Loan Documents.

          (k) Event of Default; Extension of Forbearance. Any failure by any of the Borrowers or their Subsidiaries to comply with any provision of this
Section 4 applicable to such Borrower or Subsidiary, or any material breach by any of the Borrowers of any of their representations and warranties set forth in
Section 6 below, shall constitute an Event of Default; provided that, notwithstanding anything to the contrary stated in Section 27 of the Credit Agreement, (i) any waiver of, or agreement to forbear from the exercise of remedies with respect to or from ceasing to make Loans and Letters of Credit available as a result of, any Event of Default arising as a result of any breach of Section 4(a) or Section 4(b) above, (ii) any extension of the Lenders' and the Administrative Agent's forbearance agreements set forth in Section 3 above to end on any date following March 29, 2001, and (iii) any amendment to the provisions of this Section 4(k) or of Section 4(a) or Section 4(b) above shall in any case require the written consent of Lenders holding at least sixty-six and two-thirds percent (66 2/3%) of the principal amount of the Revolving Credit Notes and the Term Notes, taken together, outstanding as of the effective date of any such waiver, agreement, extension or amendment.

        SECTION 5. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be conditioned upon the satisfaction of the following conditions precedent:

        SECTION 5.1. DELIVERY OF DOCUMENTS. This Amendment shall have been executed and delivered to the Administrative Agent by each of the Borrowers, each of the Guarantors, and Lenders holding at least sixty-six and two-thirds percent (66 2/3%) of the principal amount of the Revolving Credit Notes and the Term Notes, taken together.

        SECTION 5.2. LEGALITY OF TRANSACTION. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful on the date this Amendment is to become effective (a) for the Administrative Agent or any Lender to perform any of its obligations under any of the Loan Documents or (b) for any of the Borrowers to perform any of its agreements or obligations under any of the Loan Documents.

        SECTION 5.3. PERFORMANCE. Each of the Borrowers shall have duly and properly performed, complied with and observed in all material respects its covenants, agreements and obligations contained in the Loan Documents required to be performed, complied with or observed by it on or prior to the date this Amendment is to become effective. Except for the Specified Defaults, no event shall have occurred on or prior to the Effective Date, and be continuing, and no condition shall exist on the Effective Date, which constitutes a Default or Event of Default.

        SECTION 5.4. PROCEEDINGS AND DOCUMENTS. All corporate, governmental and other proceedings in connection with the transactions contemplated by this Amendment and all instruments and documents incidental thereto shall be in form and substance reasonably satisfactory to the Administrative Agent and the Administrative Agent shall have received all such counterpart originals or certified or other copies of all such instruments and documents as the Administrative Agent shall have reasonably requested.

        SECTION 5.5. PAYMENT OF AMENDMENT FEE. The payment in cash of the Amendment Fee (as defined in Section 10 below) to the Administrative Agent on behalf of the Lenders.

        SECTION 6. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby represents and warrants to the Lenders as follows:

        (a) The representations and warranties of such Borrower and of each Guarantor contained in the Credit Agreement and the other Loan Documents to which such Borrower or Guarantor, as the case may be, is a party were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, except that the financial statements referred to in the representations and warranties contained in the Credit Agreement shall be the financial statements of TransTechnology and its Subsidiaries most recently delivered to the Administrative Agent, and except as such representations and warranties are affected by the transactions contemplated hereby;

        (b) The execution, delivery and performance by such Borrower of this Amendment and the consummation of the transactions contemplated hereby: (i) are within the corporate powers of such Borrower and have been duly authorized by all necessary corporate action on the part of such Borrower, (ii) do not require any approval or consent of, or filing with, any governmental agency or authority, or any other person, association or entity, which bears on the validity or enforceability of this Amendment and which is required by law or any regulation or rule of any agency or authority, or other person, association or entity, (iii) do not violate any provisions of any order, writ, judgment, injunction, decree, determination or award presently in effect in which such Borrower is named, any law, regulation or rule binding on or applicable to such Borrower or any provision of the charter documents or by-laws of such Borrower,
(iv) do not result in any breach of or constitute a default under any agreement or instrument to which such Borrower is a party or to which it or any of its properties are bound, including without limitation any indenture, credit or loan agreement, lease, debt instrument or mortgage, except for such breaches and defaults which would not have a material adverse effect on such Borrower and its Subsidiaries taken as a whole, and (v) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge or encumbrance of any nature upon any of the assets or properties of such Borrower;

        (c) This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, provided that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceeding for such remedies may be brought; and

        (d) As of the date hereof, no "Event of Default" under and as defined in any instrument evidencing any Subordinated Debt has occurred.

        SECTION 7. NO OTHER AMENDMENTS. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

        SECTION 8. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

        SECTION 9. RELEASE. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower acknowledges and agrees that: (i) no Borrower has any claim or cause of action against the Administrative Agent or any Lender (or any of its respective directors, officers, employees or agents); (ii) no Borrower has any offset right, counterclaim or defense of any kind against any of their respective obligations, indebtedness or liabilities to the Administrative Agent or any Lender; and (iii) each of the Administrative Agent and the Lenders has heretofore properly performed and satisfied in a timely manner all of its obligations to each Borrower. The Borrowers wish to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Administrative Agent's and the Lenders' rights, interests, contracts, collateral security or remedies. Therefore, each Borrower unconditionally releases, waives and forever discharges (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Administrative Agent or any Lender to any Borrower, except the obligations to be performed by the Administrative Agent or any Lender on or after the date hereof as expressly stated in this Amendment, the Credit Agreement and the other Loan Documents, and (B) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which any Borrower might otherwise have against the Administrative Agent, any Lender or any of its directors, officers, employees or agents, in either case (A) or (B), on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind existing as of the date hereof, or occurring prior to the date hereof.

        SECTION 10. AMENDMENT FEE. In connection with the approval of this Amendment, TransTechnology hereby agrees to pay to the Administrative Agent for the pro-rata benefit of each Lender consenting to this Amendment an amendment fee equal to $215,625 (one-tenth of one percent (1/10%) of each such consenting Lender's Commitment) (the "Amendment Fee").

        SECTION 11. EFFECTIVE DATE. Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, this Amendment shall be deemed to be effective as of January 31, 2001 (the "Effective Date").

        SECTION 12. AMENDMENT NO. 2. Except with respect to amendments to the Credit Agreement contained in Amendment No. 2, this Amendment supercedes the Borrowers' obligations contained in Amendment No. 2.

                  [Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the undersigned have duly executed this Amendment Agreement No. 3 as a sealed instrument as of the date first set forth above.

                                  TRANSTECHNOLOGY CORPORATION



                                   By:      /s/ Joseph F. Spanier
                                      ----------------------------------------
                                     Name:    Joseph F. Spanier
                                     Title:  Vice President, Chief Financial
                                                Officer and Treasurer



                                  TRANSTECHNOLOGY SEEGER-
                                  ORBIS GMBH



                                   By:     /s/ Michael J. Berthelot
                                      ----------------------------------------
                                     Name:    Michael J. Berthelot
                                     Title:  Geschaftsfuhrer




                                  TRANSTECHNOLOGY (GB) LIMITED



                                   By:     /s/ Michael J. Berthelot
                                      ----------------------------------------
                                     Name:   Michael J. Berthelot
                                     Title: Director



                                   By:     /s/ Gerald C. Harvey
                                      ----------------------------------------
                                     Name:   Gerald C. Harvey
                                     Title: Director

                                  FLEET NATIONAL BANK,
                                  individually, as Administrative Agent and as Sterling Fronting Bank


                                  By:    /s/Peggy Peckham
                                      -----------------------------------
                                     Name:  Peggy Peckham
                                     Title: Senior Vice President


                                  BHF-BANK AKTIENGESELLSCHAFT,
                                  as DM Fronting Bank


                                  By:    /s/Dr. Hans-Martin Konrad
                                      -------------------------------------
                                     Name:   Dr. Hans-Martin Konrad
                                     Title: General Manager


                                  By:    /s/Andreas Horbert
                                      -------------------------------------
                                     Name:   Andreas Horbert
                                     Title: Relationship Manager


                                  ABN AMRO BANK N.V., individually
                                  and as Syndication Agent



                                  By:    /s/Steven C. Wimpenny
                                      -------------------------------------
                                     Name:  Steven C. Wimpenny
                                     Title: Group Senior Vice President



                                  By:    /s/Parker H. Douglas
                                      -------------------------------------
                                     Name:  Parker H. Douglas
                                     Title: Group Vice President


                                  BANK ONE, NA, individually and as
                                  Documentation Agent



                                  By:       /s/Phillip D. Martin
                                     --------------------------------------
                                     Name:   Phillip D. Martin
                                     Title: First Vice President

                                  THE BANK OF NEW YORK



                                  By:     /s/Richard J. Baldwin
                                      -------------------------------------
                                     Name:  Richard J. Baldwin
                                     Title: Vice President


                                  KEY CORPORATE CAPITAL INC.



                                  By:     /s/Mark Kleinhaut
                                      -------------------------------------
                                     Name:  Mark Kleinhaut
                                     Title: Vice President


                                  BANK OF NOVA SCOTIA



                                  By:      /s/Brian S. Allen
                                      -------------------------------------
                                     Name:  Brian S. Allen
                                     Title: Managing Director


                                  COMERICA BANK



                                  By:      /s/Jeffrey Peck
                                      -------------------------------------
                                     Name:  Jeffrey Peck
                                     Title: Vice President

                                  DRESDNER BANK, AG, NEW YORK
                                  AND GRAND CAYMAN BRANCHES



                                  By:      /s/Gabriela E. Fields
                                      -------------------------------------
                                     Name:  Gabriela E. Fields
                                     Title: Asst. Treasurer



                                  By:      /s/Thomas Hasenauer
                                      -------------------------------------
                                     Name:  Thomas Hasenauer
                                     Title: Asst. Treasurer

                                  SUMMIT BANK



                                  By:      /s/Stephen T. Hill
                                      -------------------------------------
                                     Name:  Stephen T. Hill
                                     Title: Vice President

The Guarantors under (and as defined in) the Subsidiary Guaranty hereby acknowledge that they have read and are aware of the provisions of this Amendment and hereby reaffirm their absolute and unconditional guaranty of the Borrowers' payment and performance of their obligations to the Lenders and the Administrative Agent under the Credit Agreement as amended hereby.


                                  TRANSTECHNOLOGY ACQUISITION
                                  CORPORATION



                                  By:      /s/ Gerald C. Harvey
                                      -------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:  Vice President & Secretary


                                  PALNUT FASTENERS, INC.



                                  By:      /s/ Gerald C. Harvey
                                      -------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:  Vice President & Secretary


                                  INDUSTRIAL RETAINING RING
                                  COMPANY



                                  By:      /s/ Gerald C. Harvey
                                      -------------------------------------
                                      Name:     Gerald C. Harvey
                                      Title:  Vice President & Secretary


                                  RETAINERS, INC.



                                  By:      /s/ Gerald C. Harvey
                                      -------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:  Vice President & Secretary

                                  RANCHO TRANSTECHNOLOGY
                                  CORPORATION



                                  By:      /s/ Gerald C. Harvey
                                      -------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:  Vice President & Secretary


                                  TRANSTECHNOLOGY SYSTEMS &
                                  SERVICES, INC.



                                  By:      /s/ Gerald C. Harvey
                                      -------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:  Vice President & Secretary


                                  ELECTRONIC CONNECTIONS AND
                                  ASSEMBLIES, INC.



                                  By:      /s/ Gerald C. Harvey
                                      -------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:  Vice President & Secretary


                                  SSP INDUSTRIES



                                  By:      /s/ Gerald C. Harvey
                                      -------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:  Vice President & Secretary


                                  SSP INTERNATIONAL SALES, INC.



                                  By:      /s/ Gerald C. Harvey
                                      -------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:  Vice President & Secretary

                                  TRANSTECHNOLOGY SEEGER INC.



                                  By:      /s/ Gerald C. Harvey
                                      -------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:  Vice President & Secretary


                                  SEEGER INC.



                                  By:      /s/ Gerald C. Harvey
                                      -------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:  Vice President & Secretary


                                  TCR CORPORATION



                                  By:      /s/ Gerald C. Harvey
                                      -------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:  Vice President & Secretary


                                  AEROSPACE RIVET
                                  MANUFACTURERS CORPORATION



                                  By:      /s/ Gerald C. Harvey
                                      -------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:  Vice President & Secretary


                                  NORCO, INC.



                                  By:      /s/ Gerald C. Harvey
                                      -------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:  Vice President & Secretary

                                  ELLISON RING & WASHER INC.



                                  By:      /s/ Gerald C. Harvey
                                      -------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:  Vice President & Secretary


                                  TRANSTECHNOLOGY ENGINEERED
                                  COMPONENTS, LLC



                                  By:      /s/ Gerald C. Harvey
                                      -------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:  Vice President & Secretary


                                  TRANSTECHNOLOGY CANADA
                                  CORPORATION



                                  By:      /s/ Gerald C. Harvey
                                      -------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:  Vice President & Secretary